Nationwide Life Insurance Company • Nationwide Variable Account

Prospectus supplement dated October 29, 2009 to

Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as investment options under your policy.  Effective February 16, 2010, these investment options have changed their names as indicated below:

OLD NAME	NEW NAME
Janus Fund: Class J Shares	Janus Fund: Class T Shares
Janus Twenty Fund: Class J Shares	Janus Twenty Fund: Class T Shares
Janus Worldwide Fund: Class J Shares	Janus Worldwide Fund: Class T Shares